UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

Tempest Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35890	45-1472564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400
Brisbane, California	94005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 798-8589

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Financial and Accounting Officer

On August 18, 2026, Mr. Justin Trojanowski notified Tempest Therapeutics, Inc. (the “Company”) of his decision to resign from his positions as Principal Financial Officer and Principal Accounting Officer of the Company, and from any and all other positions he holds with the Company, effective as of September 1, 2026.

Appointment of Principal Financial and Accounting Officer

Effective September 1, 2026, the Board of Directors of the Company (the “Board”) appointed Mr. Nicholas Rossettos as Chief Financial Officer Principal Financial and Accounting Officer, Treasurer, and Corporate Secretary of the Company.

Prior to joining the Company, Mr. Rossettos, 60, served as a financial advisor to TransCode Therapeutics, Inc. (Nasdaq: RNAZ) since April 2025 and as Interim Chief Financial Officer of Sernova Corp. (TSX: SVA), a clinical-stage biotechnology company, from March 2024 to October 2024. Since 2012, Mr. Rossettos has provided consulting chief financial officer services to emerging and growth-stage businesses, including as fractional chief financial officer with Charles River CFO. Earlier in his career, Mr. Rossettos served as Chief Financial Officer of Egenix, Inc., an early-stage startup focused on cancer therapies, from 2006 to 2012. Mr. Rossettos is an experienced chief financial officer and financial executive with more than 30 years of experience supporting private and public companies, with particular expertise in biopharmaceutical and life sciences organizations, corporate finance, capital raising, financial reporting, acquisitions and strategic transactions. Mr. Rossettos is a certified public accountant and received his A.B. in Economics from Princeton University and his M.B.A. in Accounting from Northeastern University.

Mr. Rossettos will enter into the Company’s standard form of indemnification agreement, the form of which was previously filed by the Company.

There are no family relationships between Mr. Rossettos and any of the Company’s directors or executive officers, and there are no arrangements or understandings between Mr. Rossettos and any other person pursuant to which he was appointed as an officer of the Company and designated as its Principal Financial and Accounting Officer. There are no transactions involving Mr. Rossettos requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: August 24, 2026	By:	/s/ Matthew Angel
	Name:	Matthew Angel
	Title:	President and Chief Executive Officer